SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]	Preliminary information statement.	[ ]	Confidential, for use of the Commissioner only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive information statement.

WILSHIRE MUTUAL FUNDS, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: $0
[ ]	Fee paid previously with preliminary materials: N/A
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

IMPORTANT NEWS ABOUT WILSHIRE MUTUAL FUNDS, INC.

November 23, 2015

Dear Shareholder:

The Board of Directors of Wilshire Mutual Funds, Inc. (the “Company”) has approved a subadvisory Agreement between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), pursuant to which Loomis Sayles serves as a new subadviser to the Large Company Growth Portfolio (the “Growth Portfolio”) and has also approved a subadvisory Agreement between the Adviser and Cambiar Investors, LLC (“Cambiar”), pursuant to which Cambiar serves as a new subadviser to the Wilshire International Equity Fund (the “International Fund”), each effective September 1, 2015. In conjunction with the hiring of Loomis Sayles, Wilshire terminated Cornerstone Capital Management LLC as a subadviser to the Growth Portfolio. Los Angeles Capital Management and Equity Research, Inc. and Victory Capital continue to serve as subadvisers to the Growth Portfolio. In conjunction with the hiring of Cambiar, Wilshire terminated Thomas White International, Ltd. as a subadviser to the International Fund. WCM Investment Management and Los Angeles Capital Management and Equity Research, Inc. continue to serve as subadvisers to the International Fund. Wilshire, the Company’s investment adviser, continues to oversee the subadvisers of the Growth Portfolio and the International Fund.

The next few pages of this package feature more information about the new subadvisers, including their respective investment processes and styles. Please take a few moments to read them and call us at 1-888-200-6796, if you have any questions.

On behalf of the Board of Directors, I thank you for your continued investment in Wilshire Mutual Funds, Inc.

Sincerely,

/s/ Jason A. Schwarz
Jason A. Schwarz
President

WILSHIRE MUTUAL FUNDS, INC.

INFORMATION STATEMENT TO THE

SHAREHOLDERS OF THE

LARGE COMPANY GROWTH PORTFOLIO
and
 WILSHIRE INTERNATIONAL EQUITY FUND

This document is an Information Statement and is being furnished to shareholders of the Large Company Growth Portfolio (the “Growth Portfolio”) and the Wilshire International Equity Fund (the “International Fund”), each a series of Wilshire Mutual Funds, Inc. (the “Company”), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the “SEC”). Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) serves as the investment adviser for the Company. The exemptive order permits Wilshire to employ additional subadvisers, terminate subadvisers, and modify subadvisory Agreements without prior approval of the Company’s shareholders.

Under the SEC order, if Wilshire retains a new subadviser or materially changes an existing subadvisory agreement between Wilshire and a subadviser, shareholders of the affected portfolios of the Company are required to be provided an Information Statement explaining any changes and disclosing the aggregate fees paid to the subadvisers of such portfolios as a result of those changes. A copy of the subadvisory agreement with Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is attached to this Information Statement as Appendix A. A copy of the subadvisory agreement with Cambiar Investors, LLC (“Cambiar”) is attached to this Information Statement as Appendix B.

The Growth Portfolio and the International Fund will bear the expenses incurred in connection with preparing and mailing this Information Statement. Information on shareholders who owned beneficially 5% or more of the shares of each of the Growth Portfolio and the International Fund as of October 31, 2015 is set forth in Appendix C. To the knowledge of the Company, the executive officers and Directors of the Company as a group owned less than 1% of the outstanding shares of each of the Growth Portfolio, the International Fund and the Company as of the October 31, 2015.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appointment of a New Subadviser to each of the
 Large Company Growth Portfolio and the Wilshire International Equity Fund

On July 17, 2015, the Board of Directors of the Company approved a subadvisory agreement (the “Subadvisory Agreement”) between Wilshire and Loomis Sayles pursuant to which Loomis Sayles serves as a new subadviser to the Large Company Growth Portfolio (the “Growth Portfolio”) and a subadvisory Agreement between the Adviser and Cambiar Investors, LLC (“Cambiar”), pursuant to which Cambiar serves as a new subadviser to the Wilshire International Equity Fund (the “International Fund”), each effective September 1, 2015. In conjunction with the hiring of Loomis Sayles, Wilshire terminated Cornerstone Capital Management LLC as a subadviser to the Growth Portfolio effective August 24, 2015. Los Angeles Capital Management and Equity Research, Inc. and Victory Capital continue to serve as subadvisers to the Growth Portfolio. In conjunction with the hiring of Cambiar, Wilshire terminated Thomas White International, Ltd. as a subadviser to the International Fund. WCM Investment Management and Los Angeles Capital Management and Equity Research, Inc. continue to serve as subadvisers to the International Fund. Wilshire, the Company’s investment adviser, continues to oversee the subadvisers. A copy of the subadvisory agreement with Loomis Sayles is attached to this Information Statement as Appendix A and a copy of the subadvisory agreement with Cambiar is attached to this Information Statement as Appendix B.

At the meeting on July 17, 2015, in connection with the review of Wilshire’s proposed subadvisory agreement with each of Loomis Sayles (the “Loomis Subadvisory Agreement”) and Cambiar (the “Cambiar Subadvisory Agreement”), the Board evaluated information provided by Wilshire, Loomis Sayles and Cambiar in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The information in this summary outlines the Board’s considerations associated with its approval of the Loomis Subadvisory Agreement and the Cambiar Subadvisory Agreement. In connection with its deliberations regarding the approval of each arrangement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services to be performed by Loomis Sayles and Cambiar (each, a “Subadviser” and together, the “Subadvisers”) under the subadvisory arrangements; the profits to be realized by the Subadvisers; the extent to which the Subadvisers will realize economies of scale as each fund grows; and whether any fall-out benefits will be realized by the Subadvisers. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Directors who are not “interested persons” of the Company as defined in the 1940 Act (the “Independent Directors”) discussed the approval of each Subadvisory Agreement with management and in private sessions with counsel at which no representatives of the Subadvisers were present.

As required by the 1940 Act, each approval was confirmed by the unanimous separate vote of the Independent Directors. In deciding to approve each Subadvisory Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded, after reviewing the various factors, in favor of such approval.

As noted above, the Board, including all the Independent Directors, considered each Subadvisory Agreement at the Board’s July 17, 2015 meeting. The Adviser sent a memorandum to each Subadviser requesting information regarding its Subadvisory Agreement to be provided to the Directors in advance of the meeting.

The Directors received information from the Adviser regarding the factors underlying the recommendations to approve each Subadvisory Agreement in advance of the meeting. The Directors considered each of Cambiar’s and Loomis Sayles’s investment performance in managing investment products similar to the International Fund and the Growth Portfolio, respectively. The Directors also reviewed information from each Subadviser describing: (i) the nature, extent and quality of services to be provided, (ii) the financial condition of each Subadviser, (iii) the extent to which economies of scale will be realized as each fund grows, (iv) whether fee levels reflect any possible economies of scale for the benefit of fund shareholders, (v) comparisons of services to be rendered and amounts paid by other registered investment companies and any comparable clients, and (vi) benefits to be realized by the subadvisers from their relationship with each fund. The Independent Directors were assisted in their review by independent legal counsel.

The Board considered the nature, extent and quality of services to be provided by each Subadviser. The Board considered the reputation, qualifications and background of the Subadvisers, the investment approach of the Subadvisers, the experience and skills of investment personnel to be responsible for the day-to-day management of the funds, and the resources made available to such personnel. In addition, the Board considered the analysis provided by the Adviser, which concluded that each Subadviser would provide reasonable services and recommended that the Subadvisory Agreements be approved.

The Board reviewed information comparing each Subadviser’s gross investment performance for managing investment products similar to the funds to a relevant benchmark. The Board noted that Cambiar outperformed the International Fund’s benchmark for the year-to-date, one-, three- and five-year periods ended May 31, 2015. The Board also noted that, although Loomis Sayles underperformed the Growth Portfolio’s benchmark for the year-to-date and one-year periods ended May 31, 2015, Loomis Sayles outperformed the benchmark for the three- and five-year periods ended May 31, 2015.

The Board considered the subadvisory fees for Loomis Sayles and Cambiar. The Board evaluated the competitiveness of the subadvisory fees based upon data previously supplied by each Subadviser about the fees charged to other clients. The Board considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates each Subadviser from its fees and that the aggregate advisory fees were deemed reasonable by the Board.

The Subadvisers reported fees for “Other Clients” with comparable investment policies and services. The Board noted that Cambiar reported that it would not charge higher fees to the Adviser for the International Fund than were charged to its Other Clients. For Loomis Sayles where the fees to be charged to the Adviser were higher than that charged to certain Other Clients, the Board determined that the fees to be charged to the Adviser were competitive.

The Board noted that the Adviser compensates each Subadviser from its own advisory fee and that the fees were each negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenue to the Subadvisers would be limited due to the size of the funds. The Board took these factors into consideration in concluding that the subadvisory fees were reasonable.

The Board considered whether there may be economies of scale with respect to the subadvisory services provided to the funds and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rates for the funds under each Subadvisory Agreement are reasonable in relation to the asset size of such fund. The Board concluded that the fee schedule for each fund reflects an appropriate recognition of any economies of scale.

The Board also considered the character and amount of other incidental benefits to be received by each Subadviser. The Board considered each Subadviser’s soft dollar practices. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Subadvisory Agreement are fair and reasonable and that the approval of the Loomis Sayles Subadvisory Agreement and the Cambiar Subadvisory Agreement are in the best interests of the Growth Portfolio and the International Fund, respectively.

Loomis Sayles

Loomis Sayles is an active manager with a long-term, private equity approach to investing. In managing its portion of the Large Company Growth Portfolio, Loomis Sayles utilizes its proprietary, bottom-up research framework and looks to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Loomis Sayles is located at One Financial Center, Boston, MA 02111. Loomis Sayles’ assets under management as of September 30, 2015 were $232 billion. Loomis Sayles, has served the investment needs of institutional, high net worth and registered investment company clients in equity, fixed income and alternatives disciplines for over 85 years. Loomis Sayles is a Delaware limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.

Day to day management of Loomis Sayles’ portion of the Large Company Growth Portfolio is the responsibility of portfolio manager Aziz Hamzaogullari. Mr. Hamzaogullari is a Vice President of Loomis Sayles and portfolio manager of the Loomis Sayles large cap growth and all cap growth strategies, including the Loomis Sayles Growth Fund and products outside the US. He has 22 years of investment industry experience. Mr. Hamzaogullari joined Loomis Sayles in 2010 from Evergreen Investments, where he was a senior portfolio manager. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. Mr. Hamzaogullari was head of Evergreen’s Berkeley Street Growth Equity team, and was the founder of the research and investment process. Prior to Evergreen, Mr. Hamzaogullari was a senior equity analyst and portfolio manager at Manning & Napier Advisors. Mr. Hamzaogullari earned a BS from Bilkent University, Turkey, and an MBA from George Washington University.

Cambiar

In managing its portion of the International Fund, Cambiar utilizes a relative value qualitative investment discipline. Cambiar seeks quality companies that are trading at the lower end of their long-term valuation range, yet possess a catalyst that can enable the company to generate improved operating performance over a forward 1-2 year timeframe.

Cambiar is located at 200 Columbine Street, Suite 800, Denver, CO 80206. Cambiar’s assets under management as of September 30, 2015 were $10.02 billion. Cambiar was founded in 1973 and has been providing investment management services for over forty years.

Day to day management of Cambiar’s portion of the Wilshire International Equity Fund is the responsibility of portfolio managers, Jennifer M. Dunne, CFA, Brian M. Barish, CFA, Anna (Ania) A. Aldrich, CFA, Andrew P. Baumbusch, Todd L. Edwards, PhD, and Alvaro Shiraishi.

Brian M. Barish, CFA, President, Chief Investment Officer, joined Cambiar in 1997 and has over 25 years of investment experience. Brian Barish focuses on investments in the technology, media, aerospace and defense sectors. Prior to joining Cambiar, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

Jennifer M. Dunne, CFA, Investment Principal, joined Cambiar in 2005 and has over 20 years of investment experience. Jennifer Dunne focuses on investments in the energy, industrials, utilities and basic materials sectors. Prior to joining Cambiar, Ms. Dunne was a senior equity analyst at Founders Asset Management LLC, a Colorado based asset management firm. Ms. Dunne holds a graduate diploma from the London School of Economics as well as a Masters of Economics from the University of British Columbia and a BA from the University of Colorado, Boulder. She also holds the Chartered Financial Analyst designation.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined Cambiar in 1999 and has over 25 years of investment experience. Ania focuses on the financial services and consumer products sectors. Prior to joining Cambiar, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

Andrew P. Baumbusch, Investment Principal, joined Cambiar in 2004 and has over 16 years of investment experience. Andy focuses on the industrials, media and telecom sectors. Prior to joining the Adviser, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.

Todd L. Edwards, PhD, Investment Principal, joined Cambiar in 2007 and has over 19 years of investment experience. Mr. Edwards is primarily responsible for macroeconomic and policy research efforts. Prior to joining Cambiar, he was a Director in the Global Emerging Markets Group at Citigroup. Before that, he served as Director of Research and Equity Strategist at BBVA Securities. Mr. Edwards began his investment career as a research analyst at Salomon Brothers. An accomplished author, he has written books on Brazil and Argentina. Mr. Edwards received a PhD and MA from Tulane University and a BA from Colorado College.

Alvaro Shiraishi, Investment Principal, joined Cambiar in 2007 and has over 21 years of investment experience. Mr. Shiraishi is responsible for non-U.S. company coverage in the basic materials and consumer discretionary sectors. Prior to joining Cambiar, he worked at Aon Corporation in Chicago, where he conducted risk management research for the industrials and construction industries. Mr. Shiraishi began his investment career as an equity analyst for UBS. Mr. Shiraishi received a BA in Economics from Universidad Panamericana in Mexico City.

Aggregate Fees

Wilshire’s annual advisory fee for the Growth Portfolio is 0.75% on the first $1billion in assets and 0.65% on Growth Portfolio assets in excess of $1 billion. For the fiscal year ended December 31, 2014, the Growth Portfolio paid Wilshire $2,090,095 in advisory fees. Wilshire’s annual advisory fee for the International Fund is 1.00% on the first $1 billion in assets and 0.90% on International Fund assets in excess of $1 billion. For the fiscal year ended December 31, 2014, the International Fund paid Wilshire $1,015,965 in advisory fees.

For the fiscal year ended December 31, 2014, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Growth Portfolio totaled $839,430. These aggregate subadvisory fees represented 0.36% of the total net assets of the Growth Portfolio as of the fiscal year ended December 31, 2014. For the fiscal year ended December 31, 2014, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the International Fund totaled $415,370. These aggregate subadvisory fees represented 0.22% of the total net assets of the International Fund as of the fiscal year ended December 31, 2014.

For the fiscal year ended December 31, 2014, the aggregate subadvisory fees that would have been paid by Wilshire if the Subadvisory Agreement with Loomis Sayles was in effect with respect to the Growth Portfolio was $873,899. If the Loomis Sayles Agreement had been in effect rather than the Cornerstone Capital Management LLC agreement, the percentage difference between the amounts actually paid by Wilshire and the amounts that would have been paid by Wilshire under all subadvisory agreements is 4.1% for the Growth Portfolio.

For the fiscal year ended December 31, 2014, the aggregate subadvisory fees that would have been paid by Wilshire if the Subadvisory Agreement with Cambiar was in effect with respect to the International Fund was $378,230. If the Cambiar Agreement had been in effect rather than the Thomas White International, Ltd. Agreement, the percentage difference between the amounts actually paid by Wilshire and the amounts that would have been paid by Wilshire under all subadvisory agreements is -8.9% for the International Fund.

 All subadvisory fees are paid by Wilshire and not the Company. The fee paid by Wilshire to each Subadviser depends on the fee rates negotiated by Wilshire and on the percentage of the assets of the Growth Portfolio and the International Fund allocated by Wilshire to Loomis Sayles and Cambiar, respectively. Because Wilshire pays each Subadviser’s fees out of its own fees received from each of the Growth Portfolio and the International Fund, there is no “duplication” of advisory fees paid.

Terms of Subadvisory Agreements

The Subadvisory Agreements with Loomis Sayles and Cambiar will each continue in effect until August 31, 2016, unless sooner terminated as provided in certain provisions contained in each Subadvisory Agreement. The Loomis Sayles Subadvisory Agreement and the Cambiar Subadvisory Agreement will each continue in effect from year to year thereafter with respect to the Growth Portfolio and the International Fund, respectively, so long as each is specifically approved at least annually in the manner required by the 1940 Act.

Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and each may be terminated at any time without payment of any penalty by Wilshire or the Subadviser on sixty days’ prior written notice to the other party. Each Subadvisory Agreement may also be terminated by the fund by action of the Board or by a vote of a majority of the outstanding voting securities of the fund (as defined by the 1940 Act) on sixty days’ written notice to the Subadviser by the fund. Each Subadvisory Agreement will automatically terminate with respect to the fund if the Investment Advisory Agreement between Wilshire and the fund is terminated, assigned or not renewed.

Additional Disclosure Regarding the Subadvisers

The following information was provided by Loomis Sayles regarding the accounts for which Loomis Sayles acts as an adviser and which have investment objectives similar to that of the Growth Portfolio.

Fund Name	Approximate Net Assets (as of September 30, 2015)	Fee Rate (% of average daily net assets)
Loomis Sayles Growth Fund	$1.3 billion	0.25% on the balance
AST Advanced Strategies Portfolio	$654 million	0.25% on the balance
AST Loomis Sayles Large Cap Growth Portfolio	$2.3 billion	0.25% on the balance
USAA Growth Fund	$1.2 billion	0.20% of the total value
Saratoga Large Capitalization Growth Portfolio	$38 million	0.30% on the first 0.20% on value over $50MM
Northwestern Mutual Series Fund, Inc Focused Appreciation	$730 million	0.365% on the first $500 million 0.35% on the balance
Fidelity Rutland Square Trust II, Strategic Advisors Growth Fund	$592 million	0.31% on the first $250 million 0.29% on the next $250 million 0.27% on the balance
Fidelity Rutland Square Trust II, Strategic Advisors Multi Manager Fund	$3 million	0.31% on the first $250 million 0.29% on the next $250 million 0.27% on the balance
MassMutual Select Blue Chip Growth Fund	$417 million	0.34% on the first $500MM 0.33% thereafter
Guidestone Funds – Growth Equity Fund	$258 million	0.35% of the total value
Active Portfolios Multi Manager Growth Fund	$639 million	0.27% of the total value
Variable Portfolio LS Growth Fund Series	$2 billion	0.27% of the total value

The names and principal occupations of the principal executive officers and each director of Loomis Sayles are listed below. The address for each such officer or director, other than for Messrs. Servant and Hailer, is One Financial Center, Boston, MA 02111. Mr. Hailer’s address is c/o Natixis Global Asset Management, 399 Boylston Street, Boston, MA 02116. Mr. Servant’s address is c/o Natixis Global Asset Management, 21 quai d'Austerlitz, 75634 Paris cedex 13 – France.
NAME	TITLE/PRINCIPAL OCCUPATION
Robert J. Blanding	Chairman of the Board and Director
Kevin P. Charleston	President, Chief Executive Officer and Director
Daniel J. Fuss	Vice Chairman, Executive Vice President and Director
Pierre Servant	Director	Chief Executive Officer of Natixis Global Asset Management and Member, of the Senior Management Committee and Executive Committee, Natixis
John T. Hailer	Director	President and Chief Executive Officer —The Americas and Asia, Natixis Global Asset Management
John F. Gallagher III	Executive Vice President and Director
Jean S. Loewenberg	Executive Vice President, General Counsel, Secretary and Director
John R. Gidman	Executive Vice President, Chief Information Officer and Director
John F. Russell	Executive Vice President and Director
Jaehoon Park	Executive Vice President, Chief Investment Officer and Director
Paul Sherba	Executive Vice President, Chief Financial Officer and Director
David Waldman	Executive Vice President, Deputy Chief Investment Officer and Director

The following information was provided by Cambiar regarding the accounts for which Cambiar acts as an adviser and which have investment objectives similar to that of the International Fund.

Fund Name	Approximate Net Assets (as of September 30, 2015)	Fee Rate (% of average daily net asset)
Cambiar International Equity Fund	$639 million	0.90%

The names and principal occupations of the principal executive officers and each director of Cambiar, all located at 200 Columbine Street, Suite 800, Denver, CO 80206, are listed below:
NAME	TITLE/PRINCIPAL OCCUPATION
Brian Barish	President/Principal/Chief Investment Officer
Rod Hostetler	Principal/Director of Trading
Nancy Wigton	Principal/Director of Marketing
Christine Simon	Principal/Chief Compliance Officer

Distributor and Administrator

Pursuant to an Underwriting Agreement, SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, is the distributor for the continuous offering of shares of each of the Growth Portfolio and the International Fund and acts as agent of each of the Growth Portfolio and the International Fund in the sale of their shares. SEI Investments Global Funds Services (the “Administrator”), 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, an affiliate of the Distributor, is the administrator for the Company. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interests in the Administrator.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Information Statement will be sent to shareholders at the same address. If you would like to receive a separate copy of the Information Statement, please call 1-888- 200-6796. If you currently receive multiple copies of Information Statements, proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call 1-888-200-6796 or write to the Company c/o DST Systems, Inc., at 430 W. 7th Street, Kansas City, MO 64105.

Other Information

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE GROWTH PORTFOLIO AND THE INTERNATIONAL FUND UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO WILSHIRE MUTUAL FUNDS, INC. C/O DST SYSTEMS, INC. 333 W. 11TH STREET, KANSAS CITY, MO 64105, OR BY CALLING 1-888-200-6796.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THIS INFORMATION STATEMENT:

The Information Statement is available at: http://advisor.wilshire.com

APPENDIX A

INVESTMENT SUBADVISORY AGREEMENT
Loomis Sayles & Company, L.P

This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 24th day of August 2015 (the “Effective Date”) by and between Wilshire Associates Incorporated, a California corporation (“Adviser”), and Loomis, Sayles & Company, L.P., a registered investment adviser (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of six separate series or portfolios (collectively, the “Fund Portfolios”) including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 Index Fund and the Wilshire International Equity Fund;

Whereas Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.       Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio described in Exhibit 1 for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2.        Sub-Adviser Services. Subject always to the supervision of the Fund’s Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and shall have full authority and complete discretion to make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser is hereby appointed as the Fund’s attorney-in-fact to execute all documentation to facilitate investments for the Portfolio Segment, including without limitation, broker dealer agreements, counterparty agreements, and futures commission agreements and any other documentation deemed necessary to effect the investments to the extent permitted by this Agreement and any investment guidelines (“Trading Agreements”). Sub-Adviser is authorized to execute amendments to the Trading Agreements, including without limitation “protocols” or similar agreements entered into to reflect the adoption of industry-wide standard terms and terms deemed applicable for meeting any regulatory compliance requirements.

Under no circumstances shall Sub-Adviser, unless otherwise agreed to in writing by each Fund, have or maintain, within the meaning of Rule 206(4)-2 of the Investment Advisers Act of 1940, custody and/or physical control of the assets in the Portfolio Segments. Sub-Adviser shall not be deemed to have or maintain custody and/or physical control of assets in the Portfolio Segments by virtue of Sub-Adviser’s authority to direct the custodian to make payments and deliveries of assets in the Portfolio Segments or accept payments and deliveries of cash and assets of third parties for the Fund in connection with investments and transactions effected by the Sub-Adviser for the Fund. Such payments and deliveries may include transfers and/or deliveries of assets of the Portfolio Segments as well as receipt of third party assets as collateral or security in connection investments or transactions effected by the Sub-Adviser for the Fund and deemed appropriate or necessary pursuant to the Sub-Adviser’s duties under this Agreement.

Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

(a)     will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)     will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;

(c)     to the extent authorized by Adviser in writing, and to the extent permitted by law, will direct “step out” transactions for up to 25% of each Portfolio Segment’s brokerage commissions, whereby Sub-Adviser instructs the executing broker to “step out” the Fund’s portion of the blocked order to brokers or dealers designated by management of the Fund to Adviser, which brokers or dealers will clear, settle and confirm the transaction and charge the Fund the commission rate that it has negotiated with such broker or dealer for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such transactions are consistent with its duty to seek best execution. Sub-Adviser shall use commercially reasonable best efforts to obtain best execution in view of all appropriate factors (as further discussed in Section 2(d), below), and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio. Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;

(d)     is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to seek to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment. The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

(e)     is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser, in accordance with the Sub-Adviser’s Trade Aggregation and Allocation Policies and Procedures in effect as of the date of the Effective Date, attached as Exhibit 5 hereto; provided that Sub-Adviser shall give Adviser at least sixty days advanced written notice if such policies and procedures are changed such that they no longer state that the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

(f)     will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(g)     will prepare such books and records with respect to each Portfolio Segment’s securities transactions as requested by Adviser and will furnish Adviser and the Fund’s Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;

(h)     will vote all proxies with respect to securities in each Portfolio Segment;

(i)     shall have the authority, at its discretion, to file proof of claim forms in connection with any litigation or other proceeding, to execute consents and to exercise or sell stock subscription and conversion rights and to join in or oppose (jointly or with others) reorganizations, recapitalizations and liquidations based upon the Sub-Adviser’s records regarding any security held in the Portfolio Segment unless otherwise limited herein. Sub-Adviser is hereby appointed as the Fund’s attorney-in-fact to execute all documentation to facilitate such litigation or other proceeding, reorganization, recapitalization or liquidation, unless the Adviser otherwise specifies in writing. In determining whether to take the actions described in this paragraph 2(i), Sub-Adviser will use reasonable discretion; and

(j)     will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

3.       Expenses. During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment. Sub-Adviser agrees to bear any Portfolio expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information. Sub-Adviser also agrees to bear any costs and expenses incurred by Adviser in connection with third party document requests or subpoenas for production of information relating to the services provided by Sub-Adviser hereunder, provided that, for greater certainty, this sentence shall not apply to any document requests or subpoenas for the production of information from the Fund.

4.      Compensation. For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.

5.      Other Services. Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio. Adviser understands and has advised the Fund’s Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6.      Affiliated Broker. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7.      Representations of Sub-Adviser. Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser or any change in the membership of its partnership within a reasonable time after such change.

8.      Books and Records. Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices. Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment. Sub-Adviser may disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser. Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and directors and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

9.      Code of Ethics and Form ADV. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

Adviser represents that it has received a copy of Part 2 of Sub-Adviser’s Form ADV.

10.     Limitation of Liability. Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding anything contained in this paragraph to the contrary, nothing herein shall constitute a waiver or limitation under any federal or state securities laws.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

11.     Term and Termination. This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date and shall remain in full force until August 31, 2016, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

(a)     This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

(b)     This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

(c)     This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

12.     Notice. Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, email, or sent by facsimile or similar electronic transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

The parties’ designated addresses are indicated in Exhibit 3 hereto. In addition, the Adviser’s authorized signature list is attached as Exhibit 4 and is incorporated herein. Exhibit 3 may be amended by the party wishing to make such amendment giving written notice of amendment to the other party. Exhibit 4 may be amended by written notice from the Adviser to the Sub-Adviser.

13.     Limitations on Liability. The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

14.     Adviser Responsibility. Adviser will provide Sub-Adviser with copies of the Fund’s Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.

15.     Arbitration of Disputes. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

16.     Miscellaneous. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED		LOOMIS, SAYLES & COMPANY, L.P.

By:	/s/ Jason Schwarz	By:	/s/ Lauren B. Pitalis

Title:	President	Title:	Vice President

APPENDIX B

INVESTMENT SUBADVISORY AGREEMENT
Cambiar Investors, LLC

INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (“Agreement”) is made as of the 16th day of July, 2015 (the “Effective Date”) by and between Wilshire Associates Incorporated, a California corporation (“Adviser”), and Cambiar Investors, LLC, a registered investment adviser (“Sub-Adviser”).

Whereas Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the “Fund”), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), currently consisting of six separate series or portfolios (collectively, the “Fund Portfolios”) including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 Index Fund and the Wilshire International Equity Fund;

Whereas Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 – Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

Now Therefore, in consideration of the mutual covenants herein contained, the parties agree as follows:

1.       Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio described in Exhibit 1 for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2.       Sub-Adviser Services. Subject always to the supervision of the Fund’s Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a “Portfolio Segment”) and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment’s investments, and will comply with the provisions of the Fund’s Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

(a)      will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)      will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;

(c)      to the extent authorized by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that, subject to any restrictions or other instructions from Adviser with respect to such brokers or dealers, Sub-Adviser shall use best efforts to obtain best execution in view of all appropriate factors (as further discussed in Section 2(d), below), and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio. Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund; provided that Sub-Adviser shall not have custody of Fund assets and will not have responsibility for investing cash held outside of the Portfolio Segment(s).

(d)      is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment. The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

(e)      is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients’ accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

(f)      will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

(g)      will prepare such books and records with respect to each Portfolio Segment’s securities transactions as requested by Adviser and will furnish Adviser and the Fund’s Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;

(h)      will vote or otherwise process all proxies with respect to securities in each Portfolio Segment;

(i)      shall have the authority, at its discretion, to file proof of claim forms in connection with any litigation or other proceeding based upon the Sub-Adviser’s records regarding any security held in the Portfolio Segment unless otherwise limited herein. In determining whether to file proof of claim forms, Sub-Adviser will use reasonable discretion; and

(j)      will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser’s fiduciary duties under this Agreement.

3.      Expenses. During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment. Sub-Adviser agrees to bear any Portfolio expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information. Sub-Adviser also agrees to bear any costs and expenses incurred by Adviser in connection with third party document requests or subpoenas for production of information relating to the services provided by Sub-Adviser hereunder.

4.      Compensation. For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee computed and paid as set forth in Exhibit 2 - Fee Schedule.

5.      Other Services. Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio. Adviser understands and has advised the Fund’s Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6.      Affiliated Broker. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Fund’s Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser’s fees for services under this Agreement.

7.      Representations of Sub-Adviser. Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.

8.      Books and Records. Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment’s investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser’s or the Fund’s request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within ten business days of a written request, to the Fund’s accountants or auditors during regular business hours at Sub-Adviser’s offices. Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law or as otherwise necessary under its document retention policies and procedures).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment. Sub-Adviser may, disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of Adviser. Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and [directors/trustees] and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

9.      Code of Ethics. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

10.      Limitation of Liability. Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or negligence on Sub-Adviser’s part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys’ fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund’s registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

11.      Term and Termination. This Agreement shall become effective with respect to each Portfolio Segment on the Effective Date and shall remain in full force until August 31, 2016, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

(a)      This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

(b)      This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

(c)      This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

12.      Notice. Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

13.      Limitations on Liability. The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

14.      Adviser Responsibility. Adviser will provide Sub-Adviser with copies of the Fund’s Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.

15.      Arbitration of Disputes. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys’ fees and costs.

17.      No Representations Regarding Performance. Neither Sub-Adviser nor any of its officers, directors or employees make any representation or warranties, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

18.      Miscellaneous. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

19.      Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED		CAMBIAR INVESTORS, LLC

By:	/s/ Jason Schwarz	By:	/s/ Christine M. Simon

Title:	President	Title:	Chief Compliance Officer

EXHIBIT 1
 FUND PORTFOLIO LISTING

Wilshire International Equity Portfolio

EXHIBIT 2
 FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment.

Sub-Adviser’s fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

 APPENDIX C

The following table sets forth, as of 10/31/15, the holders of the shares of the Growth Portfolio and the International Fund known by the Growth Portfolio and the International Fund, respectively, to own, control or hold with power to vote 5% or more of each fund’s outstanding securities. The listed insurance company registered separate accounts’ voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

LARGE COMPANY GROWTH PORTFOLIO
Investment Class

Shareholders	Percentage Owned
Charles Schwab & Co Attn: Mutual Funds Reinvest Account 101 Montgomery St San Francisco, CA 94104-4151	41.62%
Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plz Springfield, IL 62715-0002	25.63%
TD Ameritrade Inc FEBO Our Clients PO BOX 2226 Omaha, NE 68103-2226	11.14%

LARGE COMPANY GROWTH PORTFOLIO
Institutional Class

Shareholders	Percentage Owned
VIT Global Allocation Fund C/O SEI 1 Freedom Valley Dr Oaks, PA 19456-9989	53.02%
Horace Mann Life Insurance Company Separate Account 1 Horace Mann Plz Springfield, IL 62715-0002	16.18%
Charles Schwab & Co Attn: Mutual Funds Reinvest Account 101 Montgomery St San Francisco, CA 94104-4151	10.73%

WILSHIRE INTERNATIONAL EQUITY FUND
Investment Class

Shareholders	Percentage Owned
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	7.54%

WILSHIRE INTERNATIONAL EQUITY FUND
Institutional Class

Shareholders	Percentage Owned
VIT Global Allocation Fund C/O SEI 1 Freedom Valley Dr Oaks, PA 19456-9989	83.36%